UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2006

CITIGROUP MORTGAGE LOAN TRUST INC.

(as depositor under the Pooling and Servicing Agreement,
dated as of August 1, 2006, providing for the issuance of
Asset-Backed Pass-Through Certificates, Series 2006-HE2)

Citigroup Mortgage Loan Trust Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-131136-09	01-0791848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

390 Greenwich Street New York, New York (Address of Principal Executive Offices)		10013 (Zip Code)

Registrant's telephone number, including area code:(212) 816-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

Description of the Certificates and the Mortgage Pool

Citigroup Mortgage Loan Trust Inc. (the “Registrant”) plans a series of certificates, entitled Citigroup Mortgage Loan Trust Inc., Asset-Backed Pass-Through Certificates, Series 2006-HE2 (the “Certificates”), to be issued pursuant to a pooling and servicing agreement, dated as of August 1, 2006, among the Registrant as depositor, Ameriquest Mortgage Company, Wells Fargo Bank, N.A. and JPMorgan Chase Bank, National Association as servicers, Citibank, N.A. as trust administrator and U.S. Bank National Association as trustee. The Certificates designated as the Series 2006-HE2 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”) consisting primarily of a segregated pool (the “Mortgage Pool”) of conventional, one- to four-family, first and second lien fixed-rate and adjustable-rate residential mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”).

ABS Informational and Computational Materials

Citigroup Global Markets Inc. (the “Underwriter”) has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as “ABS Informational and Computational Materials”, in written form, which ABS Informational and Computational Materials are in the nature of data tables relating to the Mortgage Loans or other assets of the Trust Fund.

The ABS Informational and Computational Materials have been provided by the Underwriter. The information in the ABS Informational and Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

The ABS Informational and Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The ABS Informational and Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

Item 9.01.               Financial Statements and Exhibits

(a)	Financial Statements.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits

Exhibit No.	Item 601(a) of Regulation S-K Exhibit No.	Description
1	99
ABS Informational and Computational Materials (as defined in Item 8.01) that have been provided by Citigroup Global Markets Inc. to certain prospective purchasers of Citigroup Mortgage Loan Trust Inc., Asset-Backed Pass-Through Certificates, Series 2006-HE2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 17, 2006

CITIGROUP MORTGAGE LOAN TRUST INC.

By: /s/ Matthew Bollo
Name:  Matthew Bollo
Title:  Vice President

Index to Exhibits

Exhibit Number	Item 601(a) of Regulation S-K Exhibit No.	Description	Sequentially Numbered Page
1	99	ABS Informational and Computational Materials	7